SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest event reported):  August 22, 1997

                            MONACO FINANCE, INC.
            (Exact name of registrant as specified in its charter)

                                  Colorado
                (State of other jurisdiction of incorporation)

     0-18819                                                    84-1088131
(Commission  File  Number)                   (IRS Employer Identification No.)

  370  17th  Street,  Suite  5060
    Denver,  Colorado                                                80202
(Address  of  principal  executive  office)                         (Zip Code)


Registrant's  telephone  number,  including  area  code:    (303)  592-9411

                                                                         N/A
     (Former  name  or  former  address,  if  changed  since  last  report.)




Total  number  of  pages  is  3.

     MONACO  FINANCE,  INC.

     FORM  8-K

                                  August 22, 1997


ITEM  5.          OTHER  EVENTS

     Effective July 1, 1997 Craig L. Caukin is no longer an officer, director or employee of the Company due to health reasons.

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MONACO  FINANCE,  INC.


Date:  August 22, 1997               By:        /s/ Irwin L. Sandler
                                     -------------------------------
                                                    Irwin L. Sandler
                                            Executive Vice President